UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2019 (July 31, 2019)

Humana Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY 40202

(Address of Principal Executive Offices, and Zip Code)

(502) 580-1000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 31, 2019 Humana Inc. (“Humana”) entered into an accelerated stock repurchase agreement (the “ASR Agreement”) with Citibank, N.A. (“Citibank”) to repurchase $1.0 billion of Humana’s common stock as part of the $3.0 billion share repurchase program that Humana announced on July 31, 2019.

Under the ASR Agreement, Humana will make a payment of $1.0 billion to Citibank and will receive an initial delivery of 2,695,872 shares of Humana common stock from Citibank. The specific number of shares that Humana ultimately will repurchase pursuant to the ASR Agreement will be based generally on the daily volume-weighted average share price of Humana common stock over the term of the ASR Agreement, less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreement. Final settlement under the ASR Agreement is expected to occur in the fourth quarter of 2019. The ASR Agreement contains provisions customary for agreements of this type, including provisions for adjustments to the transaction terms upon certain specified events, the circumstances generally under which final settlement of the ASR Agreement may be accelerated or extended or the ASR Agreement may be terminated early by Citibank or Humana, and various acknowledgements and representations made by the parties to each other. At final settlement, under certain circumstances, Humana may be entitled to receive additional shares of Humana common stock from Citibank or Humana may be required to make a cash payment or, if Humana elects, deliver shares of Humana common stock to Citibank. All of the shares of Humana common stock delivered to Humana under the ASR Agreement will be held in treasury or retired.

The foregoing description of the ASR Agreement is qualified in its entirety by reference to the ASR Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Master Confirmation, by and between Humana Inc. and Citibank, N.A., dated July 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Cynthia H. Zipperle
Cynthia H. Zipperle
Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)

Dated: August 2, 2019